CONTACT: Julie Lorigan
Vice President, Investor Relations
(781) 741-7775

Margery Myers
Vice President,
Corporate Communications and Public Relations
(781) 741 - 4019

Cara O’Brien - Investor Relations
Stephanie Sampiere - Media Relations
Financial Dynamics
(212) 850-5600

TALBOTS ANNOUNCES JULY COMPARABLE STORE SALES
DECREASE 8.8% DUE ENTIRELY TO SOFT SEMI-ANNUAL MARKDOWN SALES

REGULAR PRICE COMPS IN CORE WOMEN'S BUSINESSES INCREASE 8%

Company Updates Second Quarter Outlook

        Hingham, MA, August 5, 2004 – The Talbots, Inc. (NYSE: TLB) today announced that total Company sales for fiscal July, the four weeks ended July 31, 2004, decreased 3% to $97.2 million from $100.5 million for the four weeks ended August 2, 2003. Comparable store sales decreased 8.8% for the month.

        Sales for the second fiscal quarter, the thirteen weeks ended July 31, 2004, increased 5% to $409.4 million from $389.6 million for the thirteen weeks ended August 2, 2003. Retail sales were up 5% to $354.9 million from $339.4 million last year. Comparable store sales for the quarter increased 0.3% compared to the prior year. Catalog sales increased 9% to $54.5 million from $50.2 million in the same period last year.

        Year-to-date sales for the twenty-six weeks ended July 31, 2004 increased 6% to $828.4 million from $784.6 million reported for the twenty-six weeks ended August 2, 2003. Retail sales were up 6% to $708.3 million from $668.6 million last year. Comparable store sales increased 1.0% for the twenty-six week period. Catalog sales increased 4% to $120.1 million from $116.0 million last year.

          -continued-

        Arnold B. Zetcher, Chairman, President and Chief Executive Officer, commented, “Our July comparable store sales results were weaker than expected, due entirely to significantly softer than anticipated markdown selling midway into our semi-annual sale. The primary contributor to this weakness was our casual area, which was impacted by overly lean levels of casual markdown inventory.”

        “However, regular-price selling on forward merchandise in our core women’s businesses continued to be strong in the month, with comps increasing 8%. These early favorable trends are very encouraging, as our core women’s businesses represent over 90% of our company’s total annual sales.”

         “In terms of the second quarter, despite our lower than planned July comp performance, our outlook for earnings per share continues to be in the range of $0.33 to $0.35, compared to last year’s reported $0.32. This anticipated range includes a $3.4 million or approximately $0.06 per share income tax benefit from a positive resolution with the Joint Committee on Taxation during the month of certain prior years’ income tax issues. It should be noted, however, that even without this tax benefit we achieved comparable stores sales and earnings growth in the first half,” Mr. Zetcher continued.

        “Looking ahead, we are pleased with our customers’ continued positive response to our transitional and early fall merchandise, as evidenced by our strong regular-price selling trends. Given this, and our increased inventory levels, we continue to be optimistic for a successful fall selling season.”

        “We will be announcing our second quarter results on Wednesday, August 18th, at which time we will provide additional information regarding our outlook for third and fourth quarter sales and earnings,” Mr. Zetcher concluded.

          (continued)

        Talbots is a leading national specialty retailer and cataloger of women’s, children’s and men’s classic apparel, shoes and accessories. The Company operates 1,005 stores – 505 Talbots Misses stores, including 20 Talbots Misses stores in Canada and five Talbots Misses stores in the United Kingdom; 274 Talbots Petites stores, including two Talbots Petites stores in Canada; 40 Talbots Accessories & Shoes stores; 69 Talbots Kids stores; 83 Talbots Woman stores, including two Talbots Woman stores in Canada; nine Talbots Mens stores; one Talbots Collection store; and 24 Talbots Outlet stores. The Company expects to circulate approximately 45 million catalogs worldwide in fiscal 2004. Talbots on-line shopping site is located at www.talbots.com.

        For more detailed information, please visit our website at www.talbots.com, or call (703) 736-7208 to listen to The Talbots, Inc. monthly sales recording.

... The foregoing contains forward-looking information within the meaning of The Private Securities Litigation Reform Act of 1995. The statements may be identified by such forward-looking terminology as "expect," "look," "believe," "anticipate," "outlook," "will," or similar statements or variations of such terms. All of the "outlook" information (including future revenues, comparable sales, earnings and EPS, and other financial performance or operating measures) constitutes forward-looking information. Our forward-looking statements are based on our current expectations, assumptions, estimates and projections about our Company including assumptions and projections concerning projected store traffic, levels of store sales including regular price selling and markdown selling, and customer preferences. Our forward looking statements involve substantial known and unknown risks and uncertainties as to future events which may or may not occur, including effectiveness of the Company's brand awareness and marketing programs, effectiveness and profitability of new concepts including the Mens concept, effectiveness of its e-commerce site, acceptance of Talbots fashions including its transitional and fall 2004 fashions, the Company's ability to anticipate and successfully respond to changing customer tastes and preferences and to produce the appropriate balance of merchandise offerings, the Company's ability to sell its merchandise at regular prices as well as its ability to successfully execute its major sale events including the timing and levels of markdowns, retail economic conditions including consumer spending, consumer confidence and a continued uncertain economy, and the impact of a continued promotional retail environment. In each case, actual results may differ materially from such forward-looking information. Certain other factors that may cause actual results to differ from such forward-looking statements are included in the Company's Current Report on Form 8-K dated October 30, 1996 filed with the Securities and Exchange Commission (a copy of which may also be obtained from the Company at 781-741-4500) as well as other periodic reports filed by the Company with the Securities and Exchange Commission and available on the Talbots website under "Investor Relations," and you are urged to carefully consider all such factors. In light of the substantial uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a guarantee or representation that such forward-looking matters will in fact be achieved. The Company assumes no obligation for updating or revising any such forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting such forward-looking statements. ...

          ###

TALBOTS ANNOUNCES JULY SALES MESSAGE POINTS AUGUST 5, 2004

o	The following pre-recorded comments covering July sales results include forward-looking statements relating to the Company’s expectations and beliefs concerning our future business and financial performance. These forward-looking statements are based on various assumptions and projections and are subject to substantial risks and uncertainties. Actual results may differ materially. For further details, please review the risk factors and cautionary statements in this morning’s sales release as well as in our SEC periodic reports, including our Form 10-K and Form 10-Qs. We’ll also conclude these pre-recorded comments with a forward-looking cautionary statement.

o	Good morning everyone. This is Ed Larsen, Talbots Chief Financial Officer. Welcome to our prerecorded comments covering our July sales results.

o	This morning we announced that total Company sales for fiscal July, the four weeks ended July 31, 2004 decreased 3% to $97.2 million from $100.5 million for the four weeks ended August 2, 2003. Comparable store sales decreased 8.8% for the month.

o	Sales for the second fiscal quarter, the thirteen weeks ended July 31, 2004, increased 5% to $409.4 million, from $389.6 million for the thirteen weeks ended August 2, 2003. Comparable store sales for the quarter increased 0.3% compared to the prior year. Catalog sales increased 9% to $54.5 million from $50.2 million in the same period last year. Our year-to-date sales information is included in our July press release, issued today August 5th.

o	As stated in our press release this morning, our July comparable store sales were weaker than expected, due entirely to significantly softer than anticipated markdown selling midway into our semi-annual sale. The primary contributor to this weakness was our casual area, which was impacted by overly lean levels of casual markdown inventory.

1

o	However, regular price selling on forward merchandise in our core women’s businesses continued to be strong in the month, with comps increasing 8%. These early favorable trends are very encouraging, as our core women’s businesses represent over 90% of our company’s total annual sales.

o	In terms of comp store sales by concept for the month, quarter and the year-to-date, our U.S. Misses stores were down 8% for the month, up 1% for the quarter and up 2% for the year-to-date. Our U.S. Petites stores were down 7% for the month, up 1% for the quarter and up 1% for the year-to-date. Our U.S. Woman stores were down 9% for the month, up 2% for the quarter, and up 5% for the year-to-date. Our Kids stores were down 29% for the month, down 18% for the quarter and down 15% for the year-to-date; and finally, our Accessories & Shoes stores decreased 9% for the month, and were up 4% for the quarter, and up 5% for the year-to-date period.

o	Moving to comp performance by region for the month, quarter and year-to-date; the Northeast was down 9% for the month, up 2% for the quarter and up 3% for the year to date; the South was down 10% for the month, up 2% for the quarter and up 1% for the year to date; the Midwest was down 10% for the month, down 4% for the quarter and down 3% for the year-to-date; and finally, the West was down 7% for the month, even for the quarter, and up 4% for the year-to-date.

o	Turning to our regular price transitional and early fall merchandise, business was strong in both casual and sportswear, with color continuing to be a key driver of sales. Specifically, in casual, bi-stretch and knits performed well. In sportswear, we are seeing strong demand in jackets, particularly in our new faux suede offering, as well as in our new suiting options. In our Accessory and Shoe business, regular price selling was very strong during the month driven by handbags, novelty, and fabric shoes.

o	We continue to be pleased with our Talbots Womans business. It is important to note that our regular-price selling remains strong, but we have found that our large size customer does not typically respond to sale. Therefore, given July is primarily a clearance month our comps trended negative, as planned.

2

o	As we have previously stated, weakness in two of our smaller areas — dresses and Talbots Kids — continue to have a negative impact on our total company comp performance. In July, the impact to total company comp was approximately 3.5 points, with most of this weakness as expected.

o	In terms of our catalog business, our most recent early fall book is tracking ahead of plan and last year.

o	Turning to the status of our current inventories, at the end of July, inventory per square foot in our U.S. women’s retail business were up approximately 19%, due to timing of early receipts of fall merchandise. Our current plan for the fall season is for inventories to be up in the low teens on a per square foot basis.

o	In terms of the second quarter, despite our lower than planned July comp performance, our outlook for earnings per share continues to be in the range of $0.33 to $0.35, compared to last year’s reported $0.32. This anticipated range includes a $3.4 million or approximately $0.06 per share income tax benefit from a positive resolution with the Joint Committee on Taxation during the month of certain prior years’ income tax issues.

o	It should be noted, however, that even without this tax benefit we achieved comparable stores sales and earnings growth in the first half of the year.

o	Looking forward, at this time our plan is for August comparable store sales to be in the negative mid-single digit range. We currently anticipate that our regular-price selling will continue to be strong and are targeting the positive mid single digit range, but that sales of our markdown merchandise will continue to trend significantly negative, given our current lean markdown inventory levels.

3
o	Looking ahead, we are pleased with our customers’ continued positive response to our transitional and early fall merchandise, as evidenced by our strong regular-price selling trends. Given this, and our increased inventory levels, we continue to be optimistic for a successful fall selling season.

o	Our stores will be set for fall just after Labor Day, consistent with prior years.

o	Finally, we will be announcing our second quarter results on Wednesday, August 18th, at which time we will provide additional information regarding our outlook for third and fourth quarter sales and earnings. We have scheduled our second quarter conference call for 10:00 a.m. that morning.

o	Thank you and have a nice day.

4

The foregoing contains forward-looking information within the meaning of The Private Securities Litigation Reform Act of 1995. The statements may be identified by such forward-looking terminology as “expect,” look,” “believe,” “anticipate,” “outlook,” “will,” or similar statements or variations of such terms. All of the “outlook” information (including future revenues, comparable sales, earnings and EPS, and other financial performance or operating measures) constitutes forward-looking information. Our forward-looking statements are based on our current expectations, assumptions, estimates and projections about our Company including assumptions and projections concerning projected store traffic, levels of store sales including regular price selling and markdown selling, and customer preferences. Our forward looking statements involve substantial known and unknown risks and uncertainties as to future events which may or may not occur, including effectiveness of the Company’s brand awareness and marketing programs, effectiveness and profitability of new concepts including the Mens concept, effectiveness of its e-commerce site, acceptance of Talbots fashions including its transitional and fall 2004 fashions, the Company’s ability to anticipate and successfully respond to changing customer tastes and preferences and to product the appropriate balance of merchandise offerings, the Company’s ability to sell its merchandise at regular prices as well as its ability to successfully execute its major sale events including the timing and levels of markdowns, retail economic conditions including consumer spending, consumer confidence and a continued uncertain economy, and the impact of a continued promotional retail environment. In each case, actual results may differ materially from such forward-looking statements are included in the Company’s Current Report on Form 8-K dated October 30, 1996 filed with the Securities and Exchange Commission (a copy of which may also be obtained from the Company at 781-741-4500) as well as other periodic reports filed by the Company with the Securities and Exchange Commission and available on the Talbots website under “Investor Relations,” and you are urged to carefully consider all such factors. In light of the substantial uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a guarantee or representation that such forward-looking matters will be in fact be achieved. The Company assumes no obligation for updating or revising any such forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting such forward-looking statements.